Exhibit 99.2

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of Citizens National Bank

CITIZENS NATIONAL BANK

May 18, 2016

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's common stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its common stock on favorable terms, ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by Citizens shareholders on the expected terms and schedule, delay in closing the acquisition, difficulties and delays in integrating the Citizens business or fully realizing cost savings and other benefits of the acquisition, business disruption following the acquisition, changes in interest rates and capital markets, inflation, customer acceptance of the Company's products and services, and other risk factors. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this Report, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, Simmons will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Citizens and a prospectus of Simmons, as well as other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF CITIZENS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SIMMONS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the proxy statement/prospectus, as well as other filings containing information about Simmons, may be obtained at the SEC's Internet site (http://www.sec.gov), when they are filed by Simmons. You will also be able to obtain these documents, when they are filed, free of charge, from Simmons at www.simmonsfirst.com under the heading "Investor Relations". Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Simmons First National Corporation, 501 Main Street, Pine Bluff, Arkansas 71601, Attention: J. Burton Hicks, SVP and Investor Relations Officer, Telephone: (870) 541-1000 or to Citizens National Bancorp, Inc., Two Park Street, Athens, Tennessee, Attention: Paul Willson, Telephone: (423) 745-0261.

Citizens and its directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement/prospectus relating to the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Simmons' Company Profile

- **Ticker: SFNC**
- **$7.5 Billion** Total Assets
- **$1.4 Billion** Market Cap
- **4 State Footprint**
- **Since 1903**


Kansas
Missouri
Arkansas
Tennessee

- **History of strong asset quality**
- **Excellent non-interest income** (non-banking business units) --- 32% of revenue (4)
- **Converted from a National Charter to a State/Fed Member Charter** *(March 2016)*

- **Ranked 12th Best Performing Regional Bank in U.S.** (1)
- **Ranked 45th in the U.S. on ABA's list of Top 100 Farm Lenders** (2)
- **Ranked 59th in the U.S. on SBA's list of Top 100 SBA Lenders** (3)

Simmons First National Corporation

(1) Source: SNL Financial's list of the Best Performing Regional Banks in U.S. for 2015
(2) Source: American Bankers Association's list of the Top 100 Farm Lender Ranked by Dollar Volume (as of 12/31/2015)
(3) Source: U.S. Small Business Administration's list of the Top 100 SBA Lenders Ranked by Number of Loans (as of 9/30/15)
(4) Excludes accretion interest income and other purchase accounting revenue

Strategic Acquisition

Financially Attractive

- EPS accretive in first year
- Accretive to tangible book value in less than 3 years
- Internal rate of return above internal threshold
- Pro Forma total assets of $8.1 billion

Low Risk Profile

- Similar cultures and operating styles
- Retention of local management team
- Comprehensive due diligence
- Strong pro forma capital ratios

Strategic Value

- Opportunistic acquisition into contiguous markets
- Creates a top 10 Tennessee deposit franchise
- Located between two desirable MSA markets (Knoxville and Chattanooga)
- Leverages current operating platform and back office support
- Attractive business lines and market of operation

Deposit market share data as of 6/30/15

Transaction Overview

Structure

- Simmons First National Corporation ("Simmons") to acquire 100% of the stock of Citizens National Bank
- Citizens National Bank will be merged into Simmons Bank during the fourth quarter of 2016

Purchase Price

- Deal value: Approximately $77.0 million
- Consideration: $40.3 million in cash and 835,741 shares of SFNC stock

Valuation Multiples

- Approximately 121% of tangible book value
- Approximately 16.8x LTM earnings
- Deposit premium 3.2%

Required Approvals & Expected Closing

- Customary regulatory approval
- Citizens National Bancorp shareholder approval
- 4th Quarter 2016

Pricing data as of 5/17/16

Key Transaction Assumptions

Cost Savings	• Expect non-interest expense savings of 25%, with 100% being achieved during 2017 (excludes amortization of core deposit intangibles) • $4.0 million pre-tax per year
Revenue Enhancements	• None included in projections
One-time Merger Related Cost	• Approximately $4.6 million after-tax
Loan Mark	• $8.7 million • 2.4% of loans, 133% of NPLs and 170% of ALLL
OREO Mark	• $1.8 million (35%)
Core Deposit Intangible	• 2.0%, 10 year amortization
Operation and conversion	• Citizens National Bank will be merged, converted and integrated into Simmons Bank during Q4-2016

Financial Impact

- **EPS Accretion:**
  - 2017 and thereafter: 2% - 3%

- **Estimated TBV Impact:**
  - TBV dilution 1.4%
  - TBV Earn back period Less than 3 years
  - Deal value paid in the form of cash ~50%

Capital Ratios	SFNC 3/31/16	Pro Forma
TCE / TA	9.68%	9.44%
Tier 1 Leverage Ratio	11.07%	10.64%
Tier 1 Risk-Based Capital Ratio	14.99%	14.33%
Total Risk-Based Capital Ratio	15.67%	14.97%

Due Diligence

- Comprehensive credit due diligence process to review Citizens National's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of Citizens National's management team
- $360 million of loans were reviewed representing 67% of outstanding balances
- 100% of OREO balances were reviewed
- Third party reviews engaged based on risk profile of the institution, compliance (Fair Lending & CRA), material contracts, insurance and tax

Overview of Citizens National

Citizens National Footprint



Overview

- Founded in 1908
- Headquartered in Athens, TN
  - Located half-way between Knoxville MSA and Chattanooga MSA
- Operates 9 branches in East Tennessee
- Wealth management, retail brokerage, and insurance lines of business
  - Over $200 million in Trust Assets under management

FINANCIAL HIGHLIGHTS		
Headquarters	Athens, TN	
Year Established	1908	
Branches	9	
CEO (Age)	Paul G. Willson (64)	
Total Assets	$552,288	
Total Loans	356,554	
Deposits	472,840	
Loans / Deposits	75.4	%
% Core Deposits	80.7	
ROAA (1)	0.81	%
ROAE (1)	7.09	
Net Interest Margin	3.39	
Efficiency Ratio	66.1	
NPAs / Assets	1.74	%
NPAs / Loans + OREO	2.66	
Reserves / NPLs	106.2	%
Reserves / Loans	1.31	
Texas Ratio	14.3	
Tang. Com. Equity / Assets	11.51	%
Leverage Ratio	11.30	
CET1 Ratio	15.77	
Tier 1 Capital Ratio	15.77	
Total Capital Ratio	17.01	

Dollars in thousands
Source: SNL Financial
Data bank level as of or for the three months ended 3/31/16
Note: Core deposits defined as total deposits less jumbo time deposits greater than $100,000
(1) Tax affected at 35% to account for S-Corporation Status

Deposit Market Share

Tennessee Market Presence

- Creates a top 10 Tennessee franchise by deposit market share
- Deepens existing Eastern Tennessee and Knoxville franchise
- Expands upon Community First acquisition

Tennessee

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$17,958	13.67 %	163
2	Regions Financial Corp.	17,635	13.42	238
3	SunTrust Banks Inc.	13,617	10.36	145
4	Bank of America Corp.	10,537	8.02	58
5	Pinnacle Financial Partners Inc.	7,241	5.51	49
6	U.S. Bancorp	2,711	2.06	104
7	BB&T Corp.	2,480	1.89	49
8	FB Financial Corp.	2,103	1.60	50
	Pro Forma	1,990	1.52	43
9	Wells Fargo & Co.	1,742	1.33	19
10	Wilson Bank Holding Co.	1,709	1.30	25
13	Simmons First National Corp.	1,545	1.18	34
47	Citizens National Bancorp Inc.	446	0.34	9
	Market Totals	$131,392	100.00 %	2,176

Knoxville, TN MSA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	First Horizon National Corp.	$2,642	17.44 %	30
2	SunTrust Banks Inc.	2,467	16.28	31
3	Regions Financial Corp.	2,225	14.69	33
4	Home Federal Bank of Tennessee	1,562	10.31	19
5	BB&T Corp.	964	6.37	17
6	Pinnacle Financial Partners Inc.	736	4.86	7
7	United Community Banks Inc.	518	3.42	9
8	Bank of America Corp.	493	3.26	3
9	Clayton HC Inc.	312	2.06	6
10	Twin Cities Financial Services Inc.	266	1.76	9
24	Pro Forma	106	0.70	5
27	Citizens National Bancorp Inc.	65	0.43	2
38	Simmons First National Corp.	41	0.27	3
	Market Totals	$15,148	100.00 %	281

Source: SNL Financial
Deposit data as of 6/30/15

Pro Forma Demographics

'16 – '21 Projected Population Growth (%)


6.0%
4.5%
3.0%
1.5%
0.0%
1.9%
1.1%
1.9%
3.8%
1.2%
Citizens National
SFNC
Arkansas
Tennessee
Pro Forma

'16 – '21 Projected Median HHI Growth (%)


10.0%
7.5%
5.0%
2.5%
0.0%
5.4%
6.5%
7.3%
7.1%
6.4%
Citizens National
SFNC
Arkansas
Tennessee
Pro Forma

Projected 2021 Median Household Income ($)


$55,000
$50,000
$45,000
$40,000
$35,000
$42,429
$46,438
$46,487
$50,115
$46,167
Citizens National
SFNC
Arkansas
Tennessee
Pro Forma

Source: SNL Financial
Deposit data as of 6/30/15
Demographic data deposit weighted by county

Expansion to Adjacent Markets


Topeka
Kansas City
Overland Park
Independence
Jefferson City
St Louis
Cincinnati
Louisville
Lexington
Evansville
Wichita
MISSOURI
KENTUCKY
Springfield
Clarksville
Nashville
Bentonville
Paragould
Knoxville
Oklahoma City
Fort Smith
Memphis
TENNESSEE
Florence
Huntsville
ARKANSAS
Paris
Atlanta
Texarkana
Irving
Fairfield Glade
Oak Ridge
Powell
Crossville
Harriman
Rockwood
Kingston
Farragut
Hinch Mountain
Midway
Lenoir City
Maryville
Spring City
Ten Mile
Philadelphia
Sweetwater
Vonore
Dayton
Decatur
Niota
Madisonville
Calderwood
Athens
Riceville
Birchwood
Etowah
Tellico Plains
Cherokee National Forest
Hopewell Estates
Nantahala National Forest
SFNC
Citizens National

Market Highlights

- Logical extension into adjacent markets
- Provides an established market presence in East Tennessee

Citizens National Deposit Market Share

Rank	County	Deposits ($mm)	Market Share	Branches
1	McMinn, TN	$252	27.46 %	3
2	Monroe, TN	129	20.51	4
4	Roane, TN	42	10.04	1
10	Anderson, TN	23	2.42	1

Source: SNL Financial
Deposit data as of 6/30/15

Proven Acquirer and Integrator


First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
January 11, 1999
BANK OF LINCOLN
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
ALLIANCE BANK
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 11, 2005
Truman Bank
September 14, 2012
TRUMAN BANK
Excel Bank
October 19, 2012
EXCEL
TCO
October 29, 2015
LIBERTY
February 27, 2015
DELTATRUST
August 31, 2014
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
August 1, 1995
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
FIRST BANK OF ARKANSAS
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
Union Planters Corporation
November 21, 2003
Financial Centers: 3
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Southwest Community Bank
May 14, 2010
Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Summary

- Pro forma assets of $8.1 billion
- Strategic acquisition that enhances franchise value through expansion in Eastern Tennessee
- Accretive to earnings per share while retaining strong capital position
- Integration experience and retention of local management assures low execution risk
- IRR in excess of cost of capital
- Remain well-positioned for future opportunities

SUPPLEMENTAL INFORMATION

Pro Forma Loan Composition

SFNC


Consumer & Other 13%
C&D 7%
C&I 13%
1-4 Family 25%
Non Owner-Occupied CRE 21%
Multifamily 5%
Owner-Occupied CRE 15%

Loan Portfolio	Amount	% of Total
C&D	$357,453	7.2 %
1-4 Family	1,223,747	24.7
Multifamily	263,253	5.3
Owner-Occupied CRE	764,206	15.4
Non Owner-Occupied CRE	1,043,329	21.1
C&I	656,256	13.3
Consumer & Other	641,376	13.0
Gross Loans & Leases	$4,949,620	100.0 %

Citizens National


C&I 8%
Consumer & Other 3%
C&D 7%
1-4 Family 29%
Non Owner-Occupied CRE 37%
Multifamily 1%
Owner-Occupied CRE 15%

Loan Portfolio	Amount	% of Total
C&D	$25,936	7.3 %
1-4 Family	101,858	28.7
Multifamily	4,228	1.2
Owner-Occupied CRE	53,841	15.2
Non Owner-Occupied CRE	131,980	37.2
C&I	27,120	7.6
Consumer & Other	9,875	2.8
Gross Loans & Leases	$354,838	100.0 %

Pro Forma [1]


Consumer & Other 12%
C&D 7%
C&I 13%
1-4 Family 25%
Non Owner-Occupied CRE 22%
Multifamily 5%
Owner-Occupied CRE 15%

Loan Portfolio	Amount	% of Total
C&D	$383,389	7.2 %
1-4 Family	1,325,605	25.0
Multifamily	267,481	5.0
Owner-Occupied CRE	818,047	15.4
Non Owner-Occupied CRE	1,175,309	22.2
C&I	683,376	12.9
Consumer & Other	651,251	12.3
Gross Loans & Leases	$5,304,458	100.0 %

Simmons First National Corporation

Source: SNL Financial
Data as of 12/31/15; Citizens National data bank level
(1) Excludes purchase accounting adjustments

Pro Forma Deposit Composition

SFNC



Jumbo Time Deposits 10%
Demand Deposits 7%
NOW Accounts 4%
Retail Time Deposits 11%
Money Market & Savings 68%

Deposit Composition	Amount	% of Total
Demand Deposits	$397,281	6.5 %
NOW Accounts	222,776	3.7
Money Market & Savings	4,146,022	68.1
Retail Time Deposits	694,262	11.4
Jumbo Time Deposits	625,755	10.3
Total Deposits	$6,086,096	100.0 %

Citizens National



Jumbo Time Deposits 20%
Demand Deposits 11%
NOW Accounts 11%
Retail Time Deposits 24%
Money Market & Savings 35%

Deposit Composition	Amount	% of Total
Demand Deposits	$52,528	11.5 %
NOW Accounts	49,411	10.8
Money Market & Savings	159,150	34.7
Retail Time Deposits	107,816	23.5
Jumbo Time Deposits	89,795	19.6
Total Deposits	$458,701	100.0 %

Pro Forma (1)



Jumbo Time Deposits 11%
Demand Deposits 7%
NOW Accounts 4%
Retail Time Deposits 12%
Money Market & Savings 66%

Deposit Composition	Amount	% of Total
Demand Deposits	$449,809	6.9 %
NOW Accounts	272,187	4.2
Money Market & Savings	4,305,172	65.8
Retail Time Deposits	802,078	12.3
Jumbo Time Deposits	715,550	10.9
Total Deposits	$6,544,796	100.0 %

Source: SNL Financial
Data as of 12/31/15; Citizens National data bank level
Note: Jumbo time deposits defined as time deposits greater than $100,000
(1) Excludes purchase accounting adjustments

Citizens National Historical Financials

Dollars in thousands

	For the Year Ended December 31,				
	2011	2012	2013	2014	2015
Balance Sheet					
Total Assets	$534,947	$525,254	$504,779	$518,424	$535,771
Total Loans	394,903	338,711	331,099	341,662	354,838
Total Deposits	464,295	456,238	436,957	440,872	458,701
Loans / Deposits	85.1 %	74.2 %	75.8 %	77.5 %	77.4 %
Tangible Common Equity	$51,876	$54,266	$56,230	$60,452	$62,388
Selected Operating Ratios					
Net Income [1]	($1,006)	$1,989	$2,350	$3,039	$4,161
ROAA [1]	(0.18) %	0.37 %	0.45 %	0.59 %	0.79 %
ROAE [1]	(1.92)	3.72	4.26	5.31	6.79
Net Interest Margin	3.61	3.39	3.16	3.37	3.48
Efficiency Ratio	70.03	74.42	79.88	77.75	67.63
Asset Quality					
NPAs / Assets	11.02 %	9.14 %	7.74 %	4.97 %	2.20 %
NPAs / Loans + OREO	14.27	13.58	11.38	7.40	3.28
Reserves / Total Loans	2.86	2.68	2.37	2.05	1.44
NCOs / Avg Loans	1.71	1.02	0.37	0.00	0.55
Capital Ratios					
TCE / TA	9.7 %	10.3 %	11.1 %	11.7 %	11.6 %
Leverage Ratio	9.4	9.9	11.1	11.5	11.6
Tier 1 Ratio	13.0	15.1	15.9	16.6	15.8
Total Capital Ratio	14.2	16.3	17.2	17.8	17.0

Source: SNL Financial
Data bank level
(1) Tax affected at 35% to account for S-Corporation Status

Citizens National Historical Balance Sheet Growth



Assets ($mm)
$800
$600
$400
$200
$0
$440
$487
$552
$574
$596
$549
$535
$525
$505
$518
$536
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015



Deposits ($mm)
$800
$600
$400
$200
$0
$371
$406
$465
$478
$516
$473
$464
$456
$437
$441
$459
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015



Loans ($mm)
$600
$450
$300
$150
$0
$350
$387
$429
$487
$488
$430
$395
$339
$331
$342
$355
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015



Loans / Deposits (%)
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
94.5%
95.4%
92.1%
101.9%
94.7%
90.9%
85.1%
74.2%
75.8%
77.5%
77.4%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Source: SNL Financial
Data bank level as of 12/31 each respective year

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of Citizens National Bank

CITIZENS NATIONAL BANK

May 18, 2016